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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 14, 2005
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                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


     Delaware                   333-127233                13-3416059
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   (State or other              (Commission               (IRS Employer
   jurisdiction of              File Number)              Identification No.)
   incorporation)


                      250 Vesey Street
             4 World Financial Center 28th Floor              10080
                    New York, New York
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          (Address of principal executive offices)           Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357


                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01. Acquisition or Disposition of Assets: General.

      On September 29, 2005, Merrill Lynch Mortgage Investors, Inc. issued its Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-BC3, such series representing interests in a pool of fixed and adjustable rate conventional one- to four-family mortgage loans secured by first liens. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated August 26, 2005, as supplemented by the prospectus supplement dated September 27, 2005 (collectively, the "Prospectus").

      The Certificates consist of the following classes: Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M7, Class B-1, Class B-2, Class B-3, Class B-4, Class C, Class P and Class R.

      The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

Item 601(a)
of Regulation S-K
Exhibit No.                   Description

4.1                           Pooling and Servicing Agreement among
                              Merrill Lynch Mortgage Investors, Inc.,
                              as depositor, Wilshire Credit
                              Corporation, as servicer and JPMorgan Chase
                              Bank, N.A. as trustee, dated as of September 1, 2005, for Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-BC3.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH MORTGAGE INVESTORS,
                                            INC.

Date: October 14, 2005


                                            By: /s/ Matthew Whalen
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                                            Name: Matthew Whalen
                                            Title:  President

                                INDEX TO EXHIBITS

Exhibit No.                            Description
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4.1                                    Pooling and Servicing Agreement among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer and JPMorgan Chase
                                       Bank, N.A., as trustee, dated as of September 1, 2005, for Specialty
                                       Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed
                                       Certificates, Series 2005-BC3.